Thrivent Variable Life Account I

Thrivent Variable Insurance Account A

TLIC Variable Insurance Account A

Thrivent Variable Annuity Account I

Thrivent Variable Annuity Account II

Thrivent Variable Annuity Account A

Thrivent Variable Annuity Account B

TLIC Variable Annuity Account A

Supplement to Prospectuses dated April 30, 2014

The Board of Directors of Thrivent Series Fund, Inc. (the “Fund”) has approved the following mergers of series of the Fund:

Target Portfolio		Acquiring Portfolio
Thrivent Partner Small Cap Growth Portfolio	into	Thrivent Small Cap Stock Portfolio
Thrivent Partner Small Cap Value Portfolio	into	Thrivent Small Cap Stock Portfolio
Thrivent Mid Cap Growth Portfolio	into	Thrivent Mid Cap Stock Portfolio
Thrivent Partner Mid Cap Value Portfolio	into	Thrivent Mid Cap Stock Portfolio
Thrivent Natural Resources Portfolio	into	Thrivent Large Cap Stock Portfolio
Thrivent Partner Technology Portfolio	into	Thrivent Large Cap Growth Portfolio

Each merger is subject to approval by contractholders of the applicable Target Portfolio at a special meeting of contractholders to be held on or about August 14, 2015. Each merger, if approved by contractholders, would occur on or about August 21, 2015. The Target Portfolios and their corresponding subaccounts will be closed as new investment selections after the close of business on May 21, 2015. If you already invest in one of the subaccounts corresponding to a Target Portfolio, you can continue to invest in the subaccount until the merger has been completed.

The date of this Supplement is March 19, 2015.

Please include this Supplement with your Prospectus.

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